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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) May 3, 2001

                              800America.com, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its chapter)

          Nevada                       000-28547                 87-0567884
 ---------------------------          ------------           ------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

          1929 S. 21st Avenue
             Nashville TN                                           37212
 --------------------------------------                            --------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code 800-999-5048

                                 Not Applicable
         (Former name or former address, if changed since last report)


Item 5. Other Events and Regulation FD Disclosure.

On April 30, 2001, 800America.com, Inc. reported the results for the first fiscal quarter ended March 31, 2001 which are set forth in the press release in an Exhibit hereto.

Item 7. Financial Statements and Exhibits.

Exhibit No.       Exhibit
-----------       -------

   99.1           Press release issued by 800America.com, Inc. on April 30, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        800America.com, Inc.
                                           (Registrant)
Date: May 3, 2001
                                        /s/  Elie Rabi
                                        ----------------------------------------
                                             Elie Rabi, President